UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22044

Eaton Vance Risk-Managed Diversified

Equity Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

June 30, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Risk-Managed Diversified Equity Income Fund (ETJ)

Semiannual Report

June 30, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.0930 per share in accordance with the MDP. The Fund’s distribution frequency changed from quarterly to monthly beginning in January 2013. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report June 30, 2013

Eaton Vance

Risk-Managed Diversified Equity Income Fund

Table of Contents

Performance	2

Fund Profile	2

Fund Snapshot	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Annual Meeting of Shareholders	19

Board of Trustees’ Contract Approval	20

Officers and Trustees	23

Important Notices	24

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2013

Performance1

Portfolio Managers Walter A. Row III, CFA, CMT, Michael A. Allison, CFA and Kevin J. Amell

% Average Annual Total Returns	Inception Date	Six Months	One Year	Five Years	Since Inception
Fund at NAV[2]	07/31/2007	5.95%	9.50%	2.38%	3.30%
Fund at Market Price[2]	—	9.90	17.80	0.59	1.56
S&P 500 Index	07/31/2007	13.82%	20.60%	7.01%	3.95%
CBOE S&P 500 BuyWrite Index	07/31/2007	4.87	5.29	3.34	2.60

% Premium/Discount to NAV
					–9.54%

Distributions[3]
Total Distributions per share for the period					$0.558
Distribution Rate at NAV					9.26%
Distribution Rate at Market Price					10.24%

Fund Profile

Sector Allocation (% of total investments)4

Top 10 Holdings (% of total investments)4

Google, Inc., Class A	3.0%
Wells Fargo & Co.	2.4
International Business Machines Corp.	2.3
Gilead Sciences, Inc.	2.3
Pfizer, Inc.	2.3
Amazon.com, Inc.	2.2
Apple, Inc.	2.2
Microsoft Corp.	2.1
JPMorgan Chase & Co.	2.1
Citigroup, Inc.	2.1

Total	23.0%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2013

Fund Snapshot5

Objective	The primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

Strategy	The Fund invests in a diversified portfolio of common stocks and purchases out-of-the-money, short-dated S&P 500 Index put options and sells out-of-the-money S&P 500 Index call options of the same term as the put options with roll dates that are staggered across the options portfolio. The Fund evaluates returns on an after tax basis and seeks to minimize and defer federal income taxes incurred by shareholders in connection with their investment in the Fund.

Options Strategy	Write Index Covered Calls; Buy Index Puts

Equity Benchmark[1]	S&P 500 Index
Morningstar Category	Large Blend
Distribution Frequency	Monthly

Common Stock Portfolio
Positions Held	82
% US / Non-US	98.0/2.0
Weighted Avg. Market Cap	$109.6 Billion

Call Options
% Portfolio with Call Options	96
Average Days to Expiration	15 days
Weighted Average %	3.0%
of Strike Prices:	out-of-the-money

Put Options
% Portfolio with Put Options	96
Average Days to Expiration	15 days

Weighted Average %	3.7%
of Strike Prices:	3.7% out-of-the-money

See Endnotes and Additional Disclosures in this report.

3

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2013

Endnotes and Additional Disclosures

[1]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. CBOE S&P 500 BuyWrite Index measures the performance of a hypothetical buy-write strategy on the S&P 500 Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

During the year ended December 31, 2008, the Fund elected to retain a portion of its realized long-term gains and pay the required federal corporate income tax on such amount. The total returns include the economic benefit to common shareholders of the tax credit or refund available to them, which equaled their pro rata share of the tax paid by the Fund. If this benefit was not included, the returns for five years would have been 1.67% (at NAV) and -0.11% (at Market Price) and the returns for since inception would have been 2.70% (at NAV) and 0.97% (at Market Price).

[3]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[4]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

[5]	The following terms as used in the Fund snapshot:

Weighted Average Market Cap: An indicator of the size of the companies in which the Fund invests and is the sum of each security’s weight in the portfolio multiplied by its market cap. Market Cap is determined by multiplying the price of a share of a company’s common stock by the number of shares outstanding.

Call Option: For an index call option, the buyer has the right to receive from the seller (or “writer”) a cash payment at the option expiration date equal to any positive difference between the value of the index at contract expiration and the exercise price. The buyer of a call option makes a cash payment (premium) to the seller (writer) of the option upon entering into the option contract.

Covered Call Strategy: A strategy of owning a portfolio of common stocks and writing call options on all or a portion of such stocks to generate current earnings from option premium.

Index Put Option: Gives the option buyer the right to receive from the option seller (writer) a cash payment if the value of the index exceeds a specified value (exercise price or strike price) on or before a specified date (option expiration date). The buyer makes a cash payment (premium) to the seller of the option upon entering into the contract.

Out-of-the-Money: For a call option on an index, the extent to which the exercise price of the option exceeds the current price of the value of the index.

Fund snapshot and profile subject to change due to active management.

Information About Share Repurchase Program

On August 6, 2012, the Fund’s Board of Trustees adopted a share repurchase program for the Fund and authorized it to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. From the date it began repurchasing shares until June 30, 2013, the Fund has purchased the number and percentage of its outstanding shares and seen the changes in its market price and discount to NAV as set forth in the table below. For more information on the Fund’s share repurchase program, please see Note 5 in the Fund’s Notes to Financial Statements.

No. Shares Repurchased	% Shares Repurchased[1]	Beginning Market Price[2]	6/30/13 Market Price	% Market Return[3]	Beginning NAV Discount[2]	6/30/13 NAV Discount	Discount Change
3,176,000	4.35%	$10.31	$10.90	13.84%	–14.93%	–9.54%	5.39%

[1]

Based on shares outstanding at repurchase program inception. [2] Beginning Market Price and Beginning NAV Discount are as of the close of the market on the business day preceding the Fund’s first share repurchase. [3] % Market Return reflects the change in the market price of the Fund shares plus any distributions paid during the period but not reflecting the reinvestment of distributions. Past performance is no guarantee of future results.

4

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2013

Portfolio of Investments (Unaudited)

Common Stocks — 98.8%

Security	Shares	Value

Aerospace & Defense — 3.1%
Boeing Co. (The)	166,130	$17,018,357
United Technologies Corp.	93,281	8,669,536

		$25,687,893

Automobiles — 0.7%
Honda Motor Co., Ltd.	147,278	$5,471,294

		$5,471,294

Beverages — 2.8%
Beam, Inc.	84,050	$5,304,395
Coca-Cola Co. (The)	335,932	13,474,233
PepsiCo, Inc.	53,195	4,350,819

		$23,129,447

Biotechnology — 4.2%
Celgene Corp.(1)	140,567	$16,433,688
Gilead Sciences, Inc.(1)	376,509	19,281,026

		$35,714,714

Capital Markets — 1.5%
Charles Schwab Corp. (The)	192,774	$4,092,592
Goldman Sachs Group, Inc. (The)	58,027	8,776,584

		$12,869,176

Chemicals — 3.2%
LyondellBasell Industries NV, Class A	139,045	$9,213,122
Monsanto Co.	156,779	15,489,765
PPG Industries, Inc.	13,561	1,985,466

		$26,688,353

Commercial Banks — 4.8%
PNC Financial Services Group, Inc. (The)	151,102	$11,018,358
Regions Financial Corp.	982,098	9,359,394
Wells Fargo & Co.	486,077	20,060,398

		$40,438,150

Communications Equipment — 0.9%
QUALCOMM, Inc.	129,395	$7,903,447

		$7,903,447

Security	Shares	Value

Computers & Peripherals — 2.2%
Apple, Inc.	47,035	$18,629,623

		$18,629,623

Consumer Finance — 1.7%
American Express Co.	190,953	$14,275,646

		$14,275,646

Diversified Financial Services — 5.9%
Bank of America Corp.	1,074,076	$13,812,618
Citigroup, Inc.	373,190	17,901,924
JPMorgan Chase & Co.	343,986	18,159,021

		$49,873,563

Diversified Telecommunication Services — 2.3%
AT&T, Inc.	118,985	$4,212,069
Verizon Communications, Inc.	293,157	14,757,523

		$18,969,592

Electric Utilities — 2.8%
American Electric Power Co., Inc.	48,419	$2,168,203
Duke Energy Corp.	65,511	4,421,993
Edison International	103,463	4,982,778
PPL Corp.	162,448	4,915,676
Southern Co. (The)	153,691	6,782,384

		$23,271,034

Electrical Equipment — 1.4%
Emerson Electric Co.	210,973	$11,506,467

		$11,506,467

Electronic Equipment, Instruments & Components — 0.4%
Corning, Inc.	240,517	$3,422,557

		$3,422,557

Energy Equipment & Services — 1.8%
Cameron International Corp.(1)	53,741	$3,286,800
Halliburton Co.	280,534	11,703,878

		$14,990,678

Food & Staples Retailing — 1.1%
Costco Wholesale Corp.	84,923	$9,389,936

		$9,389,936

5	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2013

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Food Products — 2.9%
Hershey Co. (The)	86,446	$7,717,899
Kraft Foods Group, Inc.	137,608	7,688,159
Mondelez International, Inc., Class A	313,380	8,940,731

		$24,346,789

Health Care Equipment & Supplies — 1.6%
Abbott Laboratories	190,727	$6,652,558
Covidien PLC	114,791	7,213,466

		$13,866,024

Health Care Providers & Services — 0.7%
Express Scripts Holding Co.(1)	92,895	$5,730,693

		$5,730,693

Hotels, Restaurants & Leisure — 1.0%
McDonald’s Corp.	86,762	$8,589,438

		$8,589,438

Household Products — 1.5%
Procter & Gamble Co.	167,987	$12,933,319

		$12,933,319

Industrial Conglomerates — 3.7%
Danaher Corp.	210,343	$13,314,712
General Electric Co.	750,112	17,395,097

		$30,709,809

Insurance — 2.1%
ACE, Ltd.	94,373	$8,444,496
Aflac, Inc.	164,378	9,553,649

		$17,998,145

Internet & Catalog Retail — 2.8%
Amazon.com, Inc.(1)	67,425	$18,723,248
Netflix, Inc.(1)	23,172	4,891,378

		$23,614,626

Internet Software & Services — 4.7%
eBay, Inc.(1)	274,615	$14,203,088
Google, Inc., Class A(1)	29,033	25,559,782

		$39,762,870

Security	Shares	Value

IT Services — 5.2%
Accenture PLC, Class A	210,160	$15,123,114
International Business Machines Corp.	101,018	19,305,550
Visa, Inc., Class A	53,170	9,716,817

		$44,145,481

Machinery — 1.0%
Deere & Co.	104,137	$8,461,131

		$8,461,131

Media — 3.2%
Comcast Corp., Class A	316,915	$13,272,400
Walt Disney Co. (The)	222,126	14,027,257

		$27,299,657

Metals & Mining — 0.3%
Freeport-McMoRan Copper & Gold, Inc.	105,470	$2,912,027

		$2,912,027

Multi-Utilities — 0.7%
Sempra Energy	69,500	$5,682,320

		$5,682,320

Multiline Retail — 2.4%
Dollar General Corp.(1)	229,447	$11,571,012
Macy’s, Inc.	179,029	8,593,392

		$20,164,404

Oil, Gas & Consumable Fuels — 8.6%
Anadarko Petroleum Corp.	79,015	$6,789,759
Chevron Corp.	101,277	11,985,120
ConocoPhillips	152,165	9,205,982
EOG Resources, Inc.	70,132	9,234,982
Exxon Mobil Corp.	87,793	7,932,098
HollyFrontier Corp.	62,476	2,672,723
Occidental Petroleum Corp.	152,613	13,617,658
Phillips 66	182,012	10,722,327

		$72,160,649

Personal Products — 0.5%
Estee Lauder Cos., Inc. (The), Class A	62,925	$4,138,577

		$4,138,577

6	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2013

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Pharmaceuticals — 5.4%
AbbVie, Inc.	154,944	$6,405,385
Johnson & Johnson	101,801	8,740,634
Pfizer, Inc.	681,966	19,101,868
Roche Holding AG PC	28,692	7,121,272
Shire PLC ADR	44,314	4,214,704

		$45,583,863

Real Estate Investment Trusts (REITs) — 1.7%
AvalonBay Communities, Inc.	54,354	$7,332,898
Boston Properties, Inc.	65,336	6,890,988

		$14,223,886

Road & Rail — 1.8%
Union Pacific Corp.	97,312	$15,013,295

		$15,013,295

Software — 3.1%
Microsoft Corp.	526,642	$18,184,948
Oracle Corp.	243,690	7,486,157

		$25,671,105

Specialty Retail — 0.8%
Home Depot, Inc. (The)	85,761	$6,643,905

		$6,643,905

Textiles, Apparel & Luxury Goods — 1.3%
NIKE, Inc., Class B	171,616	$10,928,507

		$10,928,507

Tobacco — 1.0%
Philip Morris International, Inc.	93,936	$8,136,736

		$8,136,736

Total Common Stocks (identified cost $574,044,755)		$830,948,826

Put Options Purchased — 0.3%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	414	$1,575	7/5/13	$184,230
S&P 500 Index	415	1,570	7/12/13	356,900
S&P 500 Index	414	1,505	7/20/13	138,690
S&P 500 Index	411	1,550	7/26/13	487,035

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index FLEX	417	$1,560	7/1/13	$6,396
S&P 500 Index FLEX	415	1,560	7/3/13	29,206
S&P 500 Index FLEX	415	1,575	7/8/13	200,530
S&P 500 Index FLEX	413	1,540	7/10/13	87,554
S&P 500 Index FLEX	411	1,575	7/15/13	371,958
S&P 500 Index FLEX	415	1,570	7/17/13	378,775
S&P 500 Index FLEX	418	1,495	7/22/13	121,970
S&P 500 Index FLEX	408	1,525	7/24/13	237,297

Total Put Options Purchased (identified cost $4,864,499)				$2,600,541

Short-Term Investments — 1.5%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.11%(2)	$12,713	$12,713,427

Total Short-Term Investments (identified cost $12,713,427)		$12,713,427

Total Investments — 100.6% (identified cost $591,622,681)		$846,262,794

Call Options Written — (0.3)%

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	414	$1,665	7/5/13	$(8,280)
S&P 500 Index	415	1,665	7/12/13	(42,537)
S&P 500 Index	414	1,620	7/20/13	(604,440)
S&P 500 Index	411	1,650	7/26/13	(297,975)
S&P 500 Index FLEX	417	1,665	7/1/13	(487)
S&P 500 Index FLEX	415	1,662	7/3/13	(6,973)
S&P 500 Index FLEX	415	1,676	7/8/13	(14,994)
S&P 500 Index FLEX	413	1,652	7/10/13	(134,379)
S&P 500 Index FLEX	411	1,678	7/15/13	(54,864)
S&P 500 Index FLEX	415	1,690	7/17/13	(35,657)
S&P 500 Index FLEX	418	1,610	7/22/13	(1,125,723)
S&P 500 Index FLEX	408	1,640	7/24/13	(529,844)

Total Call Options Written (premiums received $5,117,887)				$(2,856,153)

Other Assets, Less Liabilities — (0.3)%				$(2,400,277)

Net Assets — 100.0%				$841,006,364

7	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2013

Portfolio of Investments (Unaudited) — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
FLEX	–	FLexible EXchange traded option, representing a customized option contract with negotiated contract terms.
PC	–	Participation Certificate

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2013.

8	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2013

Statement of Assets and Liabilities (Unaudited)

Assets	June 30, 2013
Unaffiliated investments, at value (identified cost, $578,909,254)	$833,549,367
Affiliated investment, at value (identified cost, $12,713,427)	12,713,427
Dividends receivable	1,150,236
Interest receivable from affiliated investment	543
Receivable for investments sold	389,867
Receivable for open forward foreign currency exchange contracts	91,169
Tax reclaims receivable	184,858
Total assets	$848,079,467

Liabilities
Written options outstanding, at value (premiums received, $5,117,887)	$2,856,153
Payable for investments purchased	3,082,685
Payable for Fund shares repurchased	274,000
Payable to affiliates:
Investment adviser fee	703,997
Trustees’ fees	8,300
Accrued expenses	147,968
Total liabilities	$7,073,103
Net Assets	$841,006,364

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 69,782,783 shares issued and outstanding	$697,828
Additional paid-in capital	1,029,285,701
Accumulated net realized loss	(410,391,744)
Accumulated net investment loss	(35,606,885)
Net unrealized appreciation	257,021,464
Net Assets	$841,006,364

Net Asset Value
($841,006,364 ÷ 69,782,783 common shares issued and outstanding)	$12.05

9	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2013

Statement of Operations (Unaudited)

Investment Income	Six Months Ended June 30, 2013
Dividends (net of foreign taxes, $23,050)	$8,132,366
Interest income allocated from affiliated investment	2,344
Expenses allocated from affiliated investment	(275)
Total investment income	$8,134,435

Expenses
Investment adviser fee	$4,278,066
Trustees’ fees and expenses	16,007
Custodian fee	173,950
Transfer and dividend disbursing agent fees	9,146
Legal and accounting services	75,666
Printing and postage	126,284
Miscellaneous	63,792
Total expenses	$4,742,911
Deduct —
Reduction of custodian fee	$66
Total expense reductions	$66

Net expenses	$4,742,845

Net investment income	$3,391,590

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$10,378,936
Investment transactions allocated from affiliated investment	110
Written options	(31,459,419)
Foreign currency and forward foreign currency exchange contract transactions	336,771
Net realized loss	$(20,743,602)
Change in unrealized appreciation (depreciation) —
Investments	$61,620,264
Written options	1,254,282
Foreign currency and forward foreign currency exchange contracts	85,579
Net change in unrealized appreciation (depreciation)	$62,960,125

Net realized and unrealized gain	$42,216,523

Net increase in net assets from operations	$45,608,113

10	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2013

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
From operations —
Net investment income	$3,391,590	$9,494,591
Net realized loss from investment transactions, written options and foreign currency and forward foreign currency exchange contract transactions	(20,743,602)	(31,641,879)
Net change in unrealized appreciation (depreciation) from investments, written options, foreign currency and forward foreign currency exchange contracts	62,960,125	52,126,516
Net increase in net assets from operations	$45,608,113	$29,979,228
Distributions to shareholders —
From net investment income	$(39,044,218)*	$(9,367,917)
Tax return of capital	—	(74,596,079)
Total distributions	$(39,044,218)	$(83,963,996)
Capital share transactions —
Cost of shares repurchased (see Note 5)	$(5,260,130)	$(28,538,342)
Net decrease in net assets from capital shares transactions	$(5,260,130)	$(28,538,342)

Net increase (decrease) in net assets	$1,303,765	$(82,523,110)

Net Assets
At beginning of period	$839,702,599	$922,225,709
At end of period	$841,006,364	$839,702,599

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of period	$(35,606,885)	$45,743

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

11	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2013

Financial Highlights

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net asset value — Beginning of period	$11.950		$12.640	$14.470	$16.410	$17.340	$20.000

Income (Loss) From Operations
Net investment income(1)	$0.048		$0.131	$0.077	$0.113	$0.161	$0.159
Net realized and unrealized gain (loss)	0.601		0.281	(0.629)	(0.253)	0.709	(1.020	)(2)

Total income (loss) from operations	$0.649		$0.412	$(0.552)	$(0.140)	$0.870	$(0.861)

Less Distributions
From net investment income	$(0.558	)*	$(0.129)	$(0.076)	$(0.113)	$(0.161)	$(0.164)
From net realized gain	—		—	—	—	(0.010)	(1.636)
Tax return of capital	—		(1.028)	(1.202)	(1.687)	(1.629)	—

Total distributions	$(0.558)		$(1.157)	$(1.278)	$(1.800)	$(1.800)	$(1.800)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$0.009		$0.055	$—	$—	$—	$—

Offering costs charged to paid-in capital(1)	$—		$—	$—	$—	$—	$0.001

Net asset value — End of period	$12.050		$11.950	$12.640	$14.470	$16.410	$17.340

Market value — End of period	$10.900		$10.430	$10.450	$13.280	$16.660	$17.980

Total Investment Return on Net Asset Value(3)	5.95	%(5)	5.42%	(2.79)%	(0.48)%	5.68%	(1.17	)%(4)

Total Investment Return on Market Value(3)	9.90	%(5)	11.20%	(12.43)%	(10.03)%	3.47%	9.60	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$841,006		$839,703	$922,226	$1,055,982	$1,183,154	$1,227,477
Ratios (as a percentage of average daily net assets):
Expenses(6)	1.11	%(7)	1.09%	1.09%	1.07%	1.08%	1.06%
Net investment income	0.79	%(7)	1.07%	0.57%	0.76%	0.99%	0.85%
Portfolio Turnover	13	%(5)	48%	103%	39%	59%	100%

(1)	Computed using average shares outstanding.

(2)	Includes per share federal corporate income tax on long-term capital gains retained by the Fund of $(0.612).

(3)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. During the year ended December 31, 2008, the Fund elected to retain a portion of its realized long-term gains and pay the required federal corporate income tax on such amount. The total returns for the year ended December 31, 2008, presented in the table, include the economic benefit to common shareholders of the tax credit or refund available to them, which equaled their pro rata share of the tax paid by the Fund. If this benefit were not included in the returns, the Total Investment Return on Net Asset Value would have been (4.54)% and the Total Investment Return on Market Value would have been 5.87%.

(4)

During the year ended December 31, 2008, the Fund realized a gain on the disposal of an investment security which did not meet investment guidelines. The gain was less than $0.001 per share and had no effect on total return for the year ended December 31, 2008.

(5)	Not annualized.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

12	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2013

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Risk-Managed Diversified Equity Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

13

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2013

Notes to Financial Statements (Unaudited) — continued

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $332,065,202 and deferred capital losses of $54,234,022 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2017 ($232,948,451) and December 31, 2018 ($99,116,751). The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and are treated as realized prior to the utilization of the capital loss carryforward.

As of June 30, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Written Options — Upon the writing of a call or put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the

14

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2013

Notes to Financial Statements (Unaudited) — continued

index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

L  Interim Financial Statements — The interim financial statements relating to June 30, 2013 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund makes monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component. For the six months ended June 30, 2013, the amount of distributions estimated to be a tax return of capital was approximately $35,306,000. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. For the six months ended June 30, 2013, the Fund’s investment adviser fee amounted to $4,278,066. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $110,673,524 and $208,641,325, respectively, for the six months ended June 30, 2013.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the six months ended June 30, 2013 and the year ended December 31, 2012.

On August 6, 2012, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value (NAV). During the six months ended June 30, 2013 and the year ended December 31, 2012, the Fund repurchased 479,900 and 2,696,100, respectively, of its common shares under the share repurchase program at a cost, including brokerage commissions, of $5,260,130 and $28,538,342, respectively, and an average price per share of $10.96 and $10.59, respectively. The weighted average discount per share to NAV on these repurchases amounted to 10.96% and 12.12% for the six months ended June 30, 2013 and the year ended December 31, 2012, respectively.

15

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2013

Notes to Financial Statements (Unaudited) — continued

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at June 30, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$595,833,082

Gross unrealized appreciation	$255,479,065
Gross unrealized depreciation	(5,049,353)

Net unrealized appreciation	$250,429,712

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and foreign forward currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at June 30, 2013 is included in the Portfolio of Investments.

A summary of obligations under these financial instruments at June 30, 2013 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation

7/31/13	Japanese Yen 511,688,000	United States Dollar 5,250,909	Credit Suisse International	$91,169

Written options activity for the six months ended June 30, 2013 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of period	5,562	$4,805,536
Options written	33,712	26,276,916
Options terminated in closing purchase transactions	(21,156)	(16,254,641)
Options expired	(13,152)	(9,709,924)

Outstanding, end of period	4,966	$5,117,887

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At June 30, 2013, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Equity Price Risk:  The Fund pursues a “collared” options strategy intended to limit exposure to price declines, but also limits upside participation. The strategy consists of buying S&P 500 index put options below the current value of the index and writing S&P 500 index call options above the current value of the index with the same expiration. The strategy uses the premium income from the written call options to buy an equal number of put options. In buying put options on an index, the Fund in effect, acquires protection against decline in the value of the applicable index below the exercise price in exchange for the option premium paid. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price. The Fund retains the risk of lost appreciation, minus the premium received, should the price of the underlying index rise above

16

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2013

Notes to Financial Statements (Unaudited) — continued

the strike price. Under normal market conditions, the Fund’s use of option collars is expected to provide a more consistent level of market exposure and market protection.

Foreign Exchange Risk:  Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At June 30, 2013, the Fund had no open derivatives with credit-related contingent features in a net liability position.

The non-exchange traded derivatives in which the Fund invests, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At June 30, 2013, the maximum amount of loss the Fund would incur due to counterparty risk was $91,169, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $91,169.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2013 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Equity Price	Purchased options	$2,600,541	(1)	$—
Equity Price	Written options	—		(2,856,153	)(2)
Foreign Exchange	Forward foreign currency exchange contracts	91,169	(3)	—

Total		$2,691,710		$(2,856,153)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

(3)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the six months ended June 30, 2013 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Purchased options	$(23,083,203)	$(349,280)
Equity Price	Written options	(31,459,419)	1,254,282
Foreign Exchange	Forward foreign currency exchange contracts	314,334	91,169

Total		$(54,228,288)	$996,171

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions, Written options and foreign currency and forward foreign currency exchange contract transactions, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments, Written options and Foreign currency and forward foreign currency exchange contracts, respectively.

The average notional amount of forward foreign currency exchange contracts outstanding during the six months ended June 30, 2013, which is indicative of the volume of this derivative type, was approximately $3,247,000.

The average number of purchased options contracts outstanding during the six months ended June 30, 2013, which is indicative of the volume of this derivative type, was 5,300 contracts.

17

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2013

Notes to Financial Statements (Unaudited) — continued

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2013, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$97,240,537	$5,471,294	$—	$102,711,831
Consumer Staples	82,074,804	—	—	82,074,804
Energy	87,151,327	—	—	87,151,327
Financials	149,678,566	—	—	149,678,566
Health Care	93,774,022	7,121,272	—	100,895,294
Industrials	91,378,595	—	—	91,378,595
Information Technology	139,535,083	—	—	139,535,083
Materials	29,600,380	—	—	29,600,380
Telecommunication Services	18,969,592	—	—	18,969,592
Utilities	28,953,354	—	—	28,953,354

Total Common Stocks	$818,356,260	$12,592,566 *	$—	$830,948,826

Put Options Purchased	$1,166,855	$1,433,686	$—	$2,600,541
Short-Term Investments	—	12,713,427	—	12,713,427

Total Investments	$819,523,115	$26,739,679	$—	$846,262,794
Forward Foreign Currency Exchange Contracts	—	91,169	—	91,169

Total	$819,523,115	$26,830,848	$—	$846,353,963

Liability Description

Call Options Written	$(953,232)	$(1,902,921)	$—	$(2,856,153)

Total	$(953,232)	$(1,902,921)	$—	$(2,856,153)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of December 31, 2012 whose fair value was determined using Level 3 inputs. At June 30, 2013, there were no investments transferred between Level 1 and Level 2 during the six months then ended.

18

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2013

Annual Meeting of Shareholders

The Fund held its Annual Meeting of Shareholders on April 26, 2013. The following action was taken by the shareholders:

Item 1: The election of Lynn A. Stout, Harriett Tee Taggart and Ralph F. Verni as Class III Trustees of the Fund for a three-year term expiring in 2016.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Lynn A. Stout	56,288,192	8,340,011
Harriett Tee Taggart	56,235,607	8,392,596
Ralph F. Verni	56,237,746	8,390,457

19

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2013

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2013, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2013, as well as information considered during prior meetings of the committee. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups, in each case as approved by the Board with respect to the funds;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

20

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2013

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2013, with respect to one or more funds, the Board met eight times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twenty-one, five, nine and thirteen times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund. The Board and its Committees considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Risk-Managed Diversified Equity Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including changes to such personnel. In particular, the Board considered the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks, and purchasing put options and selling call options on various indexes. The Board noted that the Adviser has devoted extensive resources to in-house equity research and also draws upon independent research available from third-party sources. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

21

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2013

Board of Trustees’ Contract Approval — continued

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider and appropriate benchmark indices, as well as a customized peer group of similarly managed funds approved by the Board. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2012 for the Fund. The Board noted that actions are being taken by the Adviser to improve Fund performance and concluded that additional time is required to evaluate the effectiveness of such actions.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2012, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time.

22

Eaton Vance

Risk-Managed Diversified Equity Income Fund

June 30, 2013

Officers and Trustees

Officers of Eaton Vance Risk-Managed Diversified Equity Income Fund

Walter A. Row, III

President

Duncan W. Richardson

Vice President

Maureen A. Gemma

Vice President, Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Trustees of Eaton Vance Risk-Managed Diversified Equity Income Fund

Ralph F. Verni

Chairman

Scott E. Eston

Benjamin C. Esty

Thomas E. Faust Jr.*

Allen R. Freedman

*	Interested Trustee

William H. Park

Ronald A. Pearlman

Helen Frame Peters

Lynn A. Stout

Harriett Tee Taggart

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of June 30, 2013, Fund records indicate that there are 23 registered shareholders and approximately 32,595 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETJ.

23

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  On August 6, 2012, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Closed-End Fund Information.  The Eaton Vance closed-end funds make certain fund performance data and portfolio characteristics available on the Eaton Vance website after the end of each month. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

24

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Fund Offices

Two International Place

Boston, MA 02110

3079-8/13	CE-ETJSRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period*	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Programs	Maximum Number of Shares that May Yet Be Purchased Under the Programs*
January 2013	86,500	$10.73	86,500	4,513,278
February 2013	20,200	$10.78	20,200	4,493,078
March 2013	263,400	$10.97	263,400	4,229,678
April 2013	75,000	$11.22	75,000	4,154,678
May 2013	2,800	$11.26	2,800	4,151,878
June 2013	32,000	$10.99	32,000	4,119,878

Total	479,900	$10.96	479,900

*	On August 6, 2012, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program was announced on August 8, 2012.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Risk-Managed Diversified Equity Income Fund

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	August 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	August 9, 2013

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	August 9, 2013